Note 21 - Acquisition of 20% Noncontrolling Interest in m2 Lease Funds	12 Months Ended
Dec. 31, 2012
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Note 21.                 Acquisition of 20% Noncontrolling Interest in m2 Lease Funds

On August 27, 2012, the Company’s largest subsidiary bank, QCBT, entered into an amendment to the operating agreement of m2 and purchased the remaining 20% noncontrolling interest in m2 for $4,501,442. The purchase price and related acquisition costs exceeded the book value by $2,133,417. This excess is reflected as a reduction in additional paid in capital. The acquisition is structured in two payments with the initial payment of $1,653,755 made on September 11, 2012 and the final payment of $3,307,509 due in September 2015. QCBT calculated the present value of this future payment using a discount rate of 5% and recorded a resulting liability of $2,847,687.  QCBT is accreting the discount of $459,822 using the effective yield method over the three year period to the final payment date.  During the year ended December 31, 2012, accretion totaled $47,758, and, as a result, the liability related to the final payment due totals $2,895,445 at December 31, 2012.

In conjunction with the purchase agreement, the Company also entered into an agreement with the Chief Executive Officer and former 20% owner of m2, whereby he will be provided additional consideration equal to 20% of the earnings of m2 for the period from September 2012 through the earlier of August 2015 or his separation from service. The payment under this arrangement will also be due in September 2015. Because the payment is contingent upon future service, QCBT is accruing the liability and related compensation expense over the service period.  As of December 31, 2012, $195,715 has been accrued and expensed related to this obligation.

Community National Bancorporation and Community National Bank [Member]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Note 23.                 Acquisition of Community National Bancorporation and Community National Bank

On February 13, 2013, the Company signed a definitive agreement to acquire Community National Bancorporation (“Community National”) and Community National Bank (“CNB”).  Community National is a bank holding company providing bank and bank related services through its wholly-owned bank subsidiary, CNB.  CNB is a commercial bank headquartered in Waterloo, Iowa and serves Waterloo, Cedar Falls, and Mason City, Iowa and Austin, Minnesota.  As a de novo bank, CNB commenced its operations in 1997.  As of December 31, 2012, Community National had total assets of $287.7 million, net loans receivable of $205.2 million, deposits of $247.8 million, and stockholders’ equity of $19.3 million.

The Company will acquire 100% of Community National’s outstanding common stock for aggregate consideration consisting of 70% Company common stock and 30% cash.  Subject to certain adjustments, each share of Community National common stock will receive 0.40 shares of the Company’s common stock and cash consideration of $3.00.  Based on the closing price of the Company’s common stock on February 13, 2013, the implied valuation of the acquisition is approximately $20.1 million.  The transaction is subject to approval by banking regulators, approval by Community National shareholders, and certain closing conditions.